                                                                      EXHIBIT 99

                       MBT FINANCIAL CORP. ANNOUNCES THIRD
                          QUARTER EARNINGS (UNAUDITED)

Monroe, Michigan--- MBT Financial Corp. (NASDAQ: MBTF), the parent company of Monroe Bank & Trust, announced today that its Net Income for the third quarter of 2003 was $1,973,000, or $0.10 per share (basic and diluted). This compares to the third quarter of 2002 Net Income of $5,680,000, or $0.29 per share (basic and diluted).

Net Income for the nine months ended September 30, 2003 was $12,811,000, or $0.67 per share (basic and diluted), compared to $15,809,000 or $0.81 per share (basic and diluted), for the nine months ended September 30, 2002. This is a decrease of $2,998,000, or 19.0%.

Ronald D. LaBeau, Chairman & CEO of MBT Financial Corp., and Monroe Bank & Trust, commented, "A decision to add $5.5 million to the loan loss reserve was the cause for the disappointing third quarter results. This amount was allocated to the reserve to cover any future losses due to a recent deterioration of a relationship with a large commercial customer." The Bank's net interest income increased 1.4% over the third quarter of 2002 in spite of the unprecedented period of low interest rates that has caused most banks to experience margin compression. The increase in net interest income is attributed to the growth in the loan portfolio. Total loans have increased $73 million, or 9.5% since September 30, 2002. Non interest income was 28.0% higher than the third quarter of last year due to increased deposit account service charges and mortgage loan origination fees. Non interest expenses were 19.7% higher than last year due to the Bank's efforts to expand into the Downriver area of Wayne County. LaBeau added, "The Downriver market continues to grow. Our Trenton branch opened in July and we have had success in reintroducing community banking into this city." The bank is also planning to build a large branch in Wyandotte that will serve as a regional headquarters for its operations in the Downriver market.

Although the provision for loan losses and the amount of nonperforming assets increased significantly, the Bank has taken steps to improve its asset quality. Stricter underwriting standards have improved the quality of loans being added to the portfolio, and the Bank is aggressively pursuing legal action against existing nonperforming credits. The $13.9 million increase in nonaccrual loans in the third quarter is mainly attributed to 5 commercial credit relationships. Although total nonperforming assets increased $15.1 million in the quarter, the Bank was able to maintain an adequate allowance for loan losses by increasing the allowance, net of charge offs, by $5.1 million. The table below summarizes the Bank's nonperforming assets:

(Dollars in Thousands)            September 30,      June 30,    March 31,    December 31,
Unaudited                             2003             2003        2003           2002
                               -----------------------------------------------------------
Nonaccrual loans                       $ 38,854       $24,962      $25,160       $ 22,332
Loans 90 days past due                      111           174        1,154             81
Restructured loans                        7,023         5,904        5,890          6,807
                               -----------------------------------------------------------
 Total nonperforming loans             $ 45,988       $31,040      $32,204       $ 29,220

Other real estate owned                  11,578        11,445       12,085         15,088
Nonperforming investment
securities                                   79            79           79             88
                               -----------------------------------------------------------
 Total nonperforming assets            $ 57,645       $42,564      $44,368       $ 44,396
                               ===========================================================

Nonperforming assets to total
assets                                    3.92%         2.98%        3.04%          3.15%
Allowance for loan losses to
 nonperforming assets                    32.57%        32.15%       29.52%         27.93%


The average cost of deposits declined from 2.1% in the third quarter of 2002 to 1.5% in the third quarter of 2003. Interest rates are expected to remain low, and the cost of deposits will continue to decline throughout the fourth quarter of 2003. Longer term market rates began to increase in the third quarter, causing mortgage loan refinancing activity to slow down considerably. Origination fees on mortgage loans sold increased from $162,000 in the third quarter of 2002 to $379,000 in the third quarter of 2003. Year to date origination fees on mortgage loans sold are up $543,000, or 116%. This is not expected to continue in the fourth quarter.

MBT Financial Corp., a single bank holding company headquartered in Monroe, Michigan is the parent company of Monroe Bank & Trust. Founded in 1858, Monroe Bank & Trust is one of the nation's largest community banks. The bank has over $1.4 billion in assets and services nearly $1 billion in trust assets. MB&T is a full-service bank, offering a broad range of services, including personal and business accounts and the area's largest Trust Department. With 24 branches, 34 ATMs, PhoneLink telephone banking and eLink online banking, MB&T is the area's most accessible community bank.

MB&T is proud to be an active supporter of the community through contributions, reinvestment, civic involvement, and ENLIST, its employee volunteer program. Visit MB&T's web site at www.MBandT.com, where extensive financial and corporate information can be found in the Investor Relations section.

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Corporation's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "forecast," "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. MBT Financial Corp. undertakes no obligation to update or clarify forward looking statements.


Selected Financial Ratios
Unaudited                               September 30,       September 30,
                                           2003                 2002
                                        -------------       -------------
Third Quarter
   Return on Average Assets                     0.5%                1.6%
   Return on Average Equity                     4.5%               13.7%
   Efficiency Ratio                            41.9%               37.4%

Year to Date
   Return on Average Assets                     1.2%                1.5%
   Return on Average Equity                    10.0%               12.9%
   Efficiency Ratio                            43.3%               39.2%

Period End
   Book Value per common share          $       8.84        $       8.56
   Common stock price                   $      15.60        $      13.90
   Common shares outstanding              19,113,521          19,248,541

                               MBT FINANCIAL CORP.
                      CONSOLIDATED STATEMENTS OF CONDITION
                             (Dollars in Thousands)

                                                        (Unaudited)                                    (Unaudited)
                                                       September 30,           December 31,           September 30,
 ASSETS                                                     2003                   2002                    2002
                                                       -------------           ------------           ------------
Cash and due from banks                                $      27,074           $     30,618           $     27,263
Federal funds sold                                            22,600                 13,000                      -
Investment securities-HTM                                    100,191                116,819                118,105
Investment securities-AFS                                    419,759                422,918                444,152
Loans                                                        838,648                773,360                763,518
Loans held for sale                                              411                    445                  2,512
Allowance for loan losses                                    (18,773)               (12,400)               (12,286)
Premises and equipment, net                                   17,883                 15,437                 15,692
Other real estate owned                                       11,578                 15,088                 15,396
Other assets                                                  51,849                 34,409                 35,127
                                                       -------------           ------------           ------------
 Total Assets                                          $   1,471,220           $  1,409,694           $  1,409,479
                                                       =============           ============           ============

 LIABILITIES
Non-interest bearing demand deposits                   $     132,174           $    123,596           $    116,894
Interest bearing demand deposits                              64,317                 69,756                 63,029
Savings deposits                                             539,634                470,192                470,358
Other time deposits                                          334,137                347,416                348,666
                                                       -------------           ------------           ------------
 Total deposits                                            1,070,262              1,010,960                998,947

Federal funds borrowed                                             -                      -                 13,300
FHLB advances                                                225,000                225,000                225,000
Other liabilities                                              7,053                  6,735                  7,517
                                                       -------------           ------------           ------------
 Total liabilities                                         1,302,315              1,242,695              1,244,764

 STOCKHOLDERS' EQUITY
Common stock, no par value                                         -                      -                      -
Surplus                                                       50,458                 51,080                 52,276
Undivided profits                                            119,988                115,395                112,085
Accumulated other comprehensive income (loss)                 (1,541)                   524                    354
                                                       -------------           ------------           ------------
 Total Stockholders' equity                                  168,905                166,999                164,715

 Total liabilities and
                                                       -------------           ------------           ------------
 Stockholders' equity                                  $   1,471,220           $  1,409,694           $  1,409,479
                                                       =============           ============           ============

                               MBT FINANCIAL CORP.
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                  (Dollars in Thousands, except per share data)


                                           Three Months Ended September 30,
                                                2003             2002
                                              -------          -------
Interest Income
 Interest and fees on loans                   $13,782          $15,102
 Interest on investment securities              5,499            5,793
 Interest on fed funds sold                        18              268
                                              -------          -------
Total interest income                          19,299           21,163

Interest Expense
 Interest on deposits                           3,865            5,318
 Interest on borrowed funds                     2,659            3,249
                                              -------          -------
Total Interest Expense                          6,524            8,567

                                              -------          -------
Net Interest Income                            12,775           12,596

Provision for Loan Losses                       6,325            1,400
                                              -------          -------
Net Interest Income After
 Provision for Loan Losses                      6,450           11,196

Other Income
 Income from trust services                       761              956
 Service charges on deposit accounts            1,417            1,175
 Security gains                                   454               33
 Other income                                   1,250              868
                                              -------          -------
Total Other Income                              3,882            3,032

Other Expenses
 Salaries and employee benefits                 4,064            3,548
 Occupancy expense                                626              535
 Other                                          2,990            2,332
                                              -------          -------
Total Other Expenses                            7,680            6,415

                                              -------          -------
Income before Federal Income Tax                2,652            7,813
Federal Income Tax Expense                        679            2,133
                                              -------          -------
Net Income                                    $ 1,973          $ 5,680
                                              =======          =======

Earnings per share
 Basic                                        $  0.10          $  0.29
 Diluted                                      $  0.10          $  0.29

Dividends declared per share                  $  0.15          $  0.14

                               MBT FINANCIAL CORP.
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                  (Dollars in Thousands, except per share data)

                                            Nine Months Ended September 30,
                                                2003             2002
                                              -------          -------
Interest Income
 Interest and fees on loans                   $41,778          $44,877
 Interest on investment securities             16,991           18,822
 Interest on fed funds sold                       109              542
                                              -------          -------
Total interest income                          58,878           64,241

Interest Expense
 Interest on deposits                          12,365           16,779
 Interest on borrowed funds                     8,832            9,637
                                              -------          -------
Total Interest Expense                         21,197           26,416

                                              -------          -------
Net Interest Income                            37,681           37,825

Provision for Loan Losses                       7,975            5,500
                                              -------          -------
Net Interest Income After
 Provision for Loan Losses                     29,706           32,325

Other Income
 Income from trust services                     2,454            2,596
 Service charges on deposit accounts            3,966            3,299
 Security gains                                   868              771
 Other income                                   3,313            2,437
                                              -------          -------
Total Other Income                             10,601            9,103

Other Expenses
 Salaries and employee benefits                12,422           10,681
 Occupancy expense                              1,933            1,583
 Other                                          8,281            7,418
                                              -------          -------
Total Other Expenses                           22,636           19,682

                                              -------          -------
Income before Federal Income Tax               17,671           21,746
Federal Income Tax Expense                      4,860            5,937
                                              -------          -------
Net Income                                    $12,811          $15,809
                                              =======          =======

Earnings per share
 Basic                                        $  0.67          $  0.81
 Diluted                                      $  0.67          $  0.81

Dividends declared per share                  $  0.43          $  0.40

Questions regarding the information in this release may be submitted via our web site, www.MBandT.com. Select Investor Relations, then Information Request, or send questions via email to investorrelations@mbandt.com. We will accept questions until the close of business on Friday, October 17, 2003. The responses will be posted to the News section on our web site after 4 pm on Wednesday, October 22, 2003.

Contact:
Herbert J. Lock, Senior Vice President, Monroe Bank & Trust, (734) 242-2603